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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 16, 2004


                       AMERIQUEST MORTGAGE SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of November 1, 2004, providing for the issuance of
            Asset-Backed Pass-Through Certificates, Series 2004-R11)


                       Ameriquest Mortgage Securities Inc.
             (Exact name of registrant as specified in its charter)
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Delaware                               333- 118137        33-0885129
----------------------------           ------------       ----------------------
(State or Other Jurisdiction           (Commission        (I.R.S. Employer
of Incorporation)                      File Number)       Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                     92868
----------------------------------------             ----------
(Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On November 5, 2004, a single series of certificates, entitled Ameriquest Mortagage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2004-R11 (the "Certificates"), was issued pursuant to a pooling and servicing agreement, dated as of November 1, 2004 (the "Agreement"), among Ameriquest Mortgage Securities Inc. as depositor (the "Depositor"), Ameriquest Mortgage Company as master servicer (the "Master Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee").

         Upon the closing of the issuance of the Certificates, (i) Ameriquest Mortgage Securities, Inc. purchased from Ameriquest Mortgage Company certain Initial Mortgage Loans with an aggregate principal balance equal to $1,200,018,194 and transferred such mortgage loans to the Trustee, and (ii) the Trustee deposited funds in the Pre-Funding Accounts, which were established pursuant to the Agreement, in an amount equal to $299,981,806.

         On December 16, 2004, following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $299,999,962 with funds on deposit in the pre-funding accounts (the "Pre-Funding Accounts") established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated December 16, 2004, between the Depositor and the Trustee (the "Instrument"). Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.

         Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

Description of the Certificates and the Mortgage Pool

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         The Certificates designated as the Series 2004-R11 Certificates represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). As of the Subsequent Transfer Date, the Trust Fund primarily consisted of (i) the Mortgage Pool, which consisted of Mortgage Loans having an aggregate principal balance of $1,499,998,144 and (ii) the Pre-Funding Accounts, which contained $1,856.

         The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of December 1, 2004.

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Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

                  1.       Not applicable

                  2.       Not applicable

                  3.       Exhibits


                 Item 601(a) of
                 Regulation S K
Exhibit No.        Exhibit No                      Description
-----------        ----------                      -----------
    1                  99            Subsequent Transfer Instrument, dated as of
                                     December 16, 2004, between Ameriquest
                                     Mortgage Securities Inc., as seller and
                                     Deutsche Bank National Trust Company, as
                                     trustee.
    2                  99            Characteristics of the Mortgage Pool as of
                                     December 1, 2004, relating to Ameriqeust
                                     Mortgage Securities Inc., Asset-Backed
                                     Pass-Through Certificates, Series 2004-R11.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December [__], 2004


                                             AMERIQUEST MORTGAGE SECURITIES INC.


                                             By: /s/ John P. Grazer
                                                -------------------------------
                                             Name:  John P. Grazer
                                             Title: CFO

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                                Index to Exhibits


               Item 601(a) of
               Regulation S K                                                  Sequentially
Exhibit No.     Exhibit No.                  Description                       Numbered Page
-----------     -----------                  -----------                       -------------
    1                99          Subsequent Transfer Instrument
    2                99          Characteristics of the Mortgage Pool as of
                                 December 1, 2004, relating to Ameriquest
                                 Mortgage Securities Inc., Asset-Backed
                                 Pass-Through Certificates, Series 2004-R11